UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): May 18, 2009

REGAL BELOIT CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 State Street, Beloit, Wisconsin 53511

(Address of principal executive offices, including zip code)

(608) 364-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 18, 2009, Regal Beloit Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Robert W. Baird & Co. Incorporated (the “Underwriter”). Pursuant to the Underwriting Agreement, the Company agreed to sell and the Underwriter agreed to purchase for resale to the public (the “Public Offering”), subject to the terms and conditions expressed therein, 3,750,000 shares of the Company’s common stock, par value $0.01 per share, and accompanying common share purchase rights (together, the “Common Stock”), at a price per share of $36.25 to the public, less an underwriting discount of $1.269 per share. The Underwriter has also exercised its option to purchase 562,500 additional shares of the Common Stock at the same price per share to cover over-allotments. The Public Offering is expected to close on May 22, 2009. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

The Common Stock to be sold pursuant to the Underwriting Agreement was registered pursuant to an effective shelf Registration Statement on Form S-3 (Registration No. 333-155303) that the Company filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

In connection with the Company filing with the Securities and Exchange Commission a definitive prospectus supplement, dated May 19, 2009, a preliminary prospectus supplement, dated May 18, 2009, and a prospectus, dated November 12, 2008, relating to the Public Offering described above, the Company is filing as exhibits to this Current Report an opinion and consent of Foley & Lardner LLP, legal counsel to the Company, issued to the Company as to the validity of the shares of Common Stock being offered in the Public Offering.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(1.1)	Underwriting Agreement, dated May 18, 2009, by and between Regal Beloit Corporation and Robert W. Baird & Co. Incorporated.

(5.1)	Opinion of Foley & Lardner LLP, dated May 19, 2009.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION

Date: May 19, 2009	By:	/s/ Paul J. Jones
Paul J. Jones
Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated May 18, 2009

Exhibit Number
(1.1)	Underwriting Agreement, dated May 18, 2009, by and between Regal Beloit Corporation and Robert W. Baird & Co. Incorporated.

(5.1)	Opinion of Foley & Lardner LLP, dated May 19, 2009.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit 5.1 hereto).